EXHIBIT 3.10


                      ELECTROSOURCE, INC.


                             BYLAWS



                          APPROVED BY:

                       Board of Directors
                       November 13, 1996


                      ELECTROSOURCE, INC.

                             BYLAWS


                       TABLE OF CONTENTS

                                                               Page
                       ARTICLE I - OFFICE

SECTION  1. 1. Registered Office                                1
SECTION  1. 2. Other Offices                                    1


                           ARTICLE II
                    MEETINGS OF STOCKHOLDERS

SECTION  2. 1. Annual Meeting                                   1
SECTION  2. 2. Voting List                                      1
SECTION  2. 3. Special Meeting                                  1
SECTION  2. 4. Notice of Meeting                                2
SECTION  2. 5. Quorum                                           2
SECTION  2. 6. Voting                                           2
SECTION  2. 7. Consent of Stockholder                           3
SECTION  2. 8. Voting of Stock of Certain Holders               3
SECTION  2. 9. Treasury Stock                                   3
SECTION  2.10. Fixing Record Date                               3
SECTION  2.11. Presentation of Shareholder Proposals            3
               (Added November 13, 1996)


                          ARTICLE III
                       BOARD OF DIRECTORS

SECTION  3. 1. Powers                                           4
SECTION  3. 2. Number and Qualifications                        4
               (Revised:  February 13, 1990/See Appendix)
SECTION  3. 3. Election, Term of Office and Vacancies           4
SECTION  3. 4. Place of Meetings                                4
SECTION  3. 5. Regular Meeting                                  4
SECTION  3. 6. Special Meeting                                  5
SECTION  3. 7. Notice of Special Meeting                        5
SECTION  3. 8. Quorum and Participation                         5
SECTION  3. 9. Action Without Meeting                           5
SECTION  3.10. Compensation                                     5


                           ARTICLE IV
                    COMMITTEES OF DIRECTORS

SECTION  4. 1. Executive Committee                              6
SECTION  4. 2. Other Committees                                 6
SECTION  4. 3. Designation, Powers, and Name                    6
SECTION  4. 4. Minutes                                          6


                           ARTICLE V
                             NOTICE

SECTION  5. 1. Methods of Giving Notice                         7
SECTION  5. 2. Written Waiver                                   7


                           ARTICLE VI
                            OFFICERS

SECTION  6. 1. Officers                                         7
SECTION  6. 2. Election and Term of Office                      7
SECTION  6. 3. Removal and Resignation                          8
SECTION  6. 4. Vacancies                                        8
SECTION  6. 5. Salaries                                         8
SECTION  6. 6. Chairman of the Board                            8
SECTION  6. 7. President                                        8
               (Revised:  November 3, 1993/See Appendix)
               (Revised:  June 23, 1994/See Appendix)
SECTION  6. 8. Vice Presidents                                  8
               (Revised:  November 3, 1993/See Appendix)
               (Revised:  June 23, 1994/See Appendix)
SECTION  6. 9. Secretary                                        9
SECTION  6.10. Treasurer                                        9
SECTION  6.11. Assistant Secretary or Treasurer                 9


                          ARTICLE VII
                CONTRACTS, CHECKS, AND DEPOSITS

SECTION  7. 1. Contracts                                        9
SECTION  7. 2. Checks, etc.                                    10
SECTION  7. 3. Deposits                                        10


                          ARTICLE VIII
                     CERTIFICATES OF STOCK

SECTION  8. 1. Issuance                                        10
SECTION  8. 2. Lost Certificates                               10
SECTION  8. 3. Transfers                                       11
SECTION  8. 4. Registered Stockholders                         11
SECTION  8. 5. Stockholders' Addresses                         11


                           ARTICLE IX
                           DIVIDENDS

SECTION  9. 1. Declaration                                     11
SECTION  9. 2. Reserve                                         11


                           ARTICLE X
                        INDEMNIFICATION

SECTION 10. 1. Third Party Actions                             11
SECTION 10. 2. Actions by or in the Right of the Corporation   12
SECTION 10. 3. Determination of Conduct                        12
SECTION 10. 4. Payment of Expenses in Advance                  12
SECTION 10. 5. Indemnity Not Exclusive                         12
SECTION 10. 6. Insurance                                       13
SECTION 10. 7. Constituent Corporation                         13


                           ARTICLE XI
         DIVISIONAL ORGANIZATION AND DIVISION OFFICERS

SECTION 11. 1. Divisional Organization                         13
SECTION 11. 2. Division Officers                               13


                          ARTICLE XII
                         MISCELLANEOUS

SECTION 12. 1. Seal                                            13
SECTION 12. 2. Books                                           13



                          ARTICLE XIII
                           AMENDMENT

Amendment                                                      14

APPENDIX                                                      A-1



                      ELECTROSOURCE, INC.

                             BYLAWS


                           ARTICLE I
                            OFFICES

      SECTION 1.1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name of its registered agent shall be The Corporation Trust Company.

      SECTION 1.2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.


                           ARTICLE II
                    MEETINGS OF STOCKHOLDERS

      SECTION 2.1. Annual Meeting. The annual meeting of stockholders for the election of directors shall be held at such place either within or without the State of Delaware and at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     SECTION 2.2. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      SECTION 2.3. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting. The President or directors so calling, or the stockholders so requesting, any such meeting shall fix the date and time of, and the place (either within or without the State of Delaware) for, the meeting.

      SECTION 2.4. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten nor more than sixty days before the meeting.

      SECTION 2.5. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business except as otherwise provided by statute or in the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares of such stock, present in person or represented by proxy, although not constituting a quorum, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by law), until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

      SECTION 2.6. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing, subscribed by such stockholder, bearing a date not earlier than one year prior to voting, and filed with the Secretary of the corporation before or at the time of the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one, or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

      SECTION 2.7. Consent of Stockholder. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation or any action which may be taken at any annual or special meeting of such stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given by the Secretary of the corporation to those stockholders who have not consented in writing.

      SECTION 2.8. Voting of Stock of Certain Holders. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agency, or proxy as the Bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon.

      SECTION 2.9. Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

      SECTION 2.10. Fixing Record Date. The Board of Directors may fix in advance a date, not exceeding sixty days preceding the date of any meeting of stockholders, or the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividends or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

      SECTION 2.11. Presentation of Shareholder Proposals. In the event that in connection with any annual or special meeting of the stockholders any shareholder shall have perfected the right to have a shareholder proposal included in the proxy solicitation materials of the corporation relating to that meeting as contemplated by Rule 14a-8 of the Securities and Exchange Commission, the following procedures shall apply with respect to the presentation of any supporting statement concerning such shareholder proposal. The proponent shall be allotted a total period of ten minutes in which to read to the meeting  the  text of any supporting statement  included  in  the proxy materials and make (if so desired) an additional. If the proponent is not present at the meeting, a representative (who must be qualified under Delaware law to present the proposal for action at the meeting and provide evidence of the representative capacity) may present the proposal in accordance with this section. Management of the corporation will then have a period of ten minutes to read a statement addressing the proposal that has been included in the proxy materials for the meeting and to make any additional statement in response to the proposal or to the presentation at the meeting by the proponent. The chairman of the meeting shall have the power to cut short the time allotted to the proponent or to the management if the proponent or management, as the case may be, engages in any slanderous or defamatory language or it is otherwise out of order. After the presentations by the proponent and management, the chairman of the meeting shall call for discussion on the proposal. The chairman of the meeting, after a period allowed for discussion not to exceed ten minutes, shall request a motion from the floor to end discussion and vote the question. If no such motion is made, or if made fails for want of a second or by failure to achieve the concurrence of a majority of the shares present and voting on the motion (not including any broker nonvotes), successive ten minute discussion period shall be observed followed in each case by a renewed call by the chairman for a motion to vote the question.



                          ARTICLE III
                       BOARD OF DIRECTORS

      SECTION 3.1. Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

      SECTION 3.2. Number and Qualifications. The number of directors (exclusive of directors, if any, elected by the holders of one or more series of preferred stock, which may at any time be outstanding, voting separately as a class pursuant to the provisions of the Certificate of Incorporation applicable thereto) shall be not less than three nor more than 21 directors, the exact number to be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors.

     The directors need not be stockholders of the Corporation.

      No person shall be eligible to stand for election as a director who, except in the case of a former Chief Executive Officer of the Corporation, shall have been retired from employment with the Corporation or one of its subsidiary or affiliated companies for more than twelve (12) months.

      SECTION 3.3.  Election, Term of Office and Vacancies.   The
Board of Directors shall be divided into three classes, and the term of office of each director shall be as provided in ARTICLE SEVEN of the Certificate of Incorporation.

      Directors shall be elected by ballot at the annual meeting of stockholders by a plurality of the votes cast, in person or by proxy, by the stockholders entitled to vote, each to hold office until the expiration of his term of office and until a successor is elected and qualified.

      If any vacancy shall occur among the directors, including a vacancy resulting from an increase in the numbers of directors constituting the entire Board of Directors, a majority of directors then in office may fill such a vacancy and any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor is elected and qualified.

      In case of a vacancy on the Board, the remaining directors shall continue to act; but, if at any time their number be reduced to less than a quorum, the remaining directors or director shall fill the vacancies.

      SECTION 3.4. Place of Meetings. The directors may hold their meetings at the office of the corporation in the City of Austin, State of Texas, or at such other place or places as may be designated in the notice of the meeting.

      SECTION 3.5. Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than provided by these Bylaws, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

      SECTION 3.6. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

      SECTION 3.7. Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least twenty-four hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the Bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

      SECTION 3.8. Quorum and Participation. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person and attendance at such meeting. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      SECTION 3.9. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these Bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

      SECTION 3.10. Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provisions of these Bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.



                           ARTICLE IV
                    COMMITTEES OF DIRECTORS

      SECTION 4.1. Executive Committee. The Board of Directors by resolution adopted by a majority of the entire Board may appoint an Executive Committee (and may discontinue the same at any time) to consist of three or more directors of the corporation to hold office during the pleasure of the Board. The Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such Committee shall have the power or authority to: (a) amend the Certificate of Incorporation of the corporation, except that such committee may, to the extent authorized in a resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series;
(b) adopt an agreement of merger or consolidation; (c) recommend to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets;
(d)   recommend  to  the  stockholders  a  dissolution   of   the
corporation or a revocation of a dissolution; (e) amend the Bylaws; (F) declare a dividend; (g) authorize the issuance of stock; or (h) adopt a certificate of ownership and merger. Meetings of the Executive Committee may be called at any time by the Chairman of the Board or the Chairman of the Executive Committee or any two members of the Executive Committee. Two members of the Executive committee shall constitute a quorum for the transaction of business.

      SECTION 4.2. Other Committees. The Board of Directors by resolution passed by a majority of the entire Board may appoint other Committees as may be deemed advisable and may terminate any such Committee at any time. Each Committee shall have one or more members who shall serve at the pleasure of the Board and shall have such powers as may be provided by resolution of the
Board and permitted by the laws of the State of Delaware. Two members of each of such Committees shall constitute a quorum for the transaction of business except that when such a Committee consists of one member, then one member shall constitute a quorum.

      SECTION 4.3. Designation, Powers, and Name. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

      SECTION 4.4. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.





                           ARTICLE V
                             NOTICE

      SECTION 5.1. Methods of Giving Notice. Whenever under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or telegram. If mailed, notice to a director, member of a committee or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage prepaid, addressed, in the case of a director or a member of a committee, to such person at his last known business address. If sent by telegraph, notice to a director or member of a committee shall be deemed to be given when the telegram, addressed to the director's or member's last known business address, is delivered to the telegraph company.

      SECTION 5.2. Written Waiver. Whenever any notice is required under the provisions of the statutes, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                           ARTICLE VI
                            OFFICERS

      SECTION 6.1. Officers. The officers of the corporation shall be a Chairman of the Board and a Vice Chairman of the Board (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President, Senior Vice President, or Group Vice President, a Secretary, and a Treasurer. The Board of Directors may be resolution create the office of Vice Chairman of the Board and define the duties of such office. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices, other than the offices of President and Secretary, may be held by the same person. No officer shall execute, acknowledge, verify, or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these Bylaws, or by any act of the corporation to be executed, acknowledge, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

      SECTION 6.2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders, or at any other regular or special meeting of the Board of Directors. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and Vice Chairman.

     SECTION 6.3. Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interest of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      SECTION 6.4. Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

      SECTION 6.5. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

      SECTION 6.6. Chairman of the Board. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. In the Chairman's absence, such duties shall be attended to by the Vice Chairman of the Board. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy of the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

      SECTION 6.7. President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents, and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments which the Board of Directors has authorized, except in cases where the signing and executing thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time.

      SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors, or the Executive Committee.

      SECTION 6.9. Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors, and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or any Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties assigned to him by the President, the Board of Directors, or the Executive Committee.

      SECTION 6.10. Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall
(a) have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section
7.3. of these Bylaws; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President, or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (c) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors, or the Executive Committee.

      SECTION 6.11. Assistant Secretary or Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities of his office. The Assistant Secretaries may sign, with the
President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.


                          ARTICLE VII
                CONTRACTS, CHECKS, AND DEPOSITS

      SECTION  7.1.   Contracts.  Subject to  the  provisions  of
Section 6.1., the Board of Directors may authorize any officer, officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

      SECTION 7.2. Checks, etc. All checks, demands, drafts, or other orders for payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

      SECTION 7.3. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.


                          ARTICLE VIII
                     CERTIFICATES OF STOCK

       SECTION 8.1. Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an
Assistant Secretary. Any of or all of the signatures on the certificate may be facsimiles. If the corporation shall authorize to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

     SECTION 8.2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed.

      SECTION 8.3. Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the transfer agent.

      SECTION 8.4. Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

      SECTION 8.5. Stockholders' Addresses. Every stockholder transferee shall furnish the Secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to him, and in default thereof, he shall not be entitled to service or mailing of any such notice.


                           ARTICLE IX
                           DIVIDENDS

     SECTION 9.1. Declaration. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

      SECTION 9.2. Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.


                           ARTICLE X
                        INDEMNIFICATION

      SECTION 10.1. Third Party Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is, or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.


SECTION 10.2. Actions by or in the Right of the Corporation. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      SECTION 10.3. Determination of Conduct. The determination that an officer, director, employee, or agent, has met the applicable standard of conduct set forth in Sections 10.1. and
10.2. (unless indemnification is ordered by a court) shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding, or (b) if such quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(c) by the stockholders.

      SECTION 10.4. Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

     SECTION 10.5. Indemnity Not Exclusive. The indemnification and advancement of expenses provided by or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      SECTION 10.6. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article X of the Bylaws.

     SECTION 10.7.  Constituent Corporation.  For the purposes of
Article X, reference to "the corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of any other corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation in the same capacity.


                           ARTICLE XI
         DIVISIONAL ORGANIZATION AND DIVISION OFFICERS

      SECTION 11.1. Divisional Organization. The President of the corporation, in the exercise of his discretion, shall have the authority to organize any of the separate businesses and subsidiaries of the corporation into one or more operating groups, any of which may be designated as a "Division" of the corporation for all purposes. The creation of any such division and the designation of its composition and internal administrative structure may be accomplished, altered, or reversed by directive of the President.

      SECTION 11.2. Division Officers. Upon the formation of a Division of the corporation, whether such shall be composed of one or more corporate subsidiaries or otherwise, the President may appoint individual employees of the corporation, the principal scope of whose employment shall be limited to that of such Division, to serve as "Division Officers," having such respective titles, duties, powers, and responsibilities as the President may specify. Division Officers may include a Division President, Division Vice Presidents, and such other positions as the President shall deem necessary and appropriate. No Division Officer shall be deemed to be an officer of the corporation, within the contemplation of Article VI of these Bylaws, unless he shall be appointed as such by resolution of the Board of Directors. Any Division Officer appointed by the President may be removed by the President at his discretion.


                          ARTICLE XII
                         MISCELLANEOUS

      SECTION 12.1. Seal. The corporation seal shall have inscribed thereon the name of the corporation, and the words "Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

      SECTION 12.2. Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation at Austin, Texas, or at such other place or places as may be designated from time to time by the Board of Directors.


                          ARTICLE XIII
                           AMENDMENT

      These Bylaws may be altered, amended, or repealed at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting, by a majority vote of the entire Board of Directors.




                                           /s/
                                   Michael G. Semmens, President



            /s/
Audrey T. Dearing, Secretary


                            APPENDIX


                         BYLAW REVISION

                                                                      Revision
                                                                        Date


Before Amendment:
  SECTION 3.2.  Number and Qualifications.
       "No  person shall be eligible to  stand for election as a director:

       (1) who shall have attained the age of seventy (70) or,
       (2) who, except in the case of a former Chief Executive Officer of the Company........"

After Amendment:
  SECTION 3.2.  Number and Qualifications.
       "No person shall be eligible to stand for electionas aa           Bd Dir.
       director who, except in the case of a former Chief               90/02/13
          Executive Officer of the Company...."                       Sharehlds.
                                                                        90/05/24


Before Amendment:
  SECTION 6.7. President. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the board or the Vice Chairman of the Board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents, and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments which the Board of Directors has authorized, except in cases where the signing and executing thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time.

  SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation.
       The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors, or the Executive Committee.

After Amendment:
  SECTION 6.7.  President.  The President shall have the title          Bd. Dir.
       "Chief Executive Officer" of the corporation and, subject        93/11/03
       to the control of the Board of Directors, shall in general
       (subject to any express delegation to any other officer by these Bylaws or by the Board of Directors of any one or more duties normally performed by a chief executive officer) supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board of the Vice Chairman of the board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders.
       He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinated officers, agents, and employees, except those elected or appointed by the Board of Directors.
       The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and executing thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall perform all other duties as may be prescribed by the stockholders, the Board of Directors or the Executive
       Committee from time to time. The President shall oversee the marketing and sales efforts of the corporation, make recommendations to the Board of Directors with respect to new products for evaluation, and coordinate the efforts of the Vice President in charge of Business Development as such efforts relate to marketing matters.

  SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Board of Directors. The Board of Directors may designate an Executive Vice President who shall have the title "Chief Operating Officer" of the corporation. The Executive Vice President shall, subject to the control of the Board of Directors, oversee all operations of the corporation in the areas of technology development, project management, accounting, contract administration, personnel, purchasing and facilities. The Executive Vice President shall report to the President, and shall consult with and advise the Board of Directors and the Executive Committee directly with respect to matters within the above-listed areas of authority in order that the Board of Directors and the Executive Committee shall be kept fully informed with respect to such matters. The Executive Vice President shall have the power to appoint and remove subordinate officers, agents, and employees whose responsibilities fall within such areas of authority, except those elected or appoint by the Board of Directors.
       The Executive Vice President shall perform all other duties as may be prescribed or assigned by the stockholders or the Board of Directors from time to time.

Before Amendment:
  SECTION 6.7.  President.  The President shall have the title
       "Chief Executive Officer" of the corporation and, subject to the control of the Board of Directors, shall in general (subject to any express delegation to any other officer by these Bylaws or by the Board of Directors of any one or more duties normally performed by a chief executive officer) supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders.
       He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinated officers, agents, and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and executing thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall perform all other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time. The President shall oversee the marketing and sales efforts of the corporation, make recommendations to the Board of Directors with respect to new products for evaluation, and coordinate the efforts of the Vice President in charge of Business Development as such efforts relate to marketing matters.

  SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Board of Directors. The Board of Directors may designate an Executive Vice President who shall have the title "Chief Operating Officer" of the corporation. The Executive Vice President shall, subject to the control of the Board of Directors, oversee all operations of the corporation in the areas of technology development, project management, accounting, contract administration, personnel, purchasing and facilities. The Executive Vice President shall report to the President, and shall consult with and advise the Board of Directors and the Executive Committee directly with respect to matters within the above-listed areas of authority in order that the Board of Directors and the Executive Committee shall be kept fully informed with respect to such matters. The Executive Vice President shall have the power to appoint and remove subordinate officers, agents, and employees whose responsibilities fall within such areas of authority, except those elected or appointed by the Board of Directors. The Executive Vice President shall perform all other duties as may be prescribed or assigned by the stockholders or the Board of Directors from time to time.

After Amendment:
  SECTION 6.7.  President.  The President shall be the chief
       executive officer of the corporation and, subject to the          Bd Dir.
       control of the Board of Directors, shall in general              94/06/23
       supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stock-holders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents, and employees, except those elected or appointed by the Board of Directors.
       The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments which the Board of Directors has authorized, except in cases where the signing and executing thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors or the Executive Committee from time to time.

  SECTION 6.8. Vice Presidents. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors, or the Executive Committee.